Fees Summary	Oct. 28, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 3,126,278.23
Previously Paid Amount	0.00
Total Fee Amount	431.74
Total Offset Amount	0.00
Net Fee	$ 431.74